Filed under Rule 497(e)

Registration No. 033-52742

SunAmerica Series Trust

SA Columbia Technology Portfolio

(the “Portfolio”)

Supplement dated March 9, 2018, to the Portfolio’s

Prospectus dated May 1, 2017, as supplemented and amended to date

In the section entitled “Portfolio Summary: SA Columbia Technology Portfolio – Investment Adviser,” the table under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name and Title	Portfolio Manager of the Portfolio Since

Paul H. Wick Lead Manager	2010
Shekhar Pramanick Co-Manager	2015
Sanjay Devgan Technology Team Member	2015
Jeetil Patel Technology Team Member	2015
Christopher Boova Technology Team Member	2016
Vimal Patel Technology Team Member	2018

In the section entitled “Management,” under the heading “Information about the Subadvisers,” the last paragraph of the section “Columbia Management Investment Advisers, LLC (CMIA)” is deleted in its entirety and replaced with the following:

The CMIA portfolio managers responsible for managing the SA Columbia Technology Portfolio are Paul H. Wick, Shekhar Pramanick, Sanjay Devgan, Jeetil Patel, Christopher Boova and Vimal Patel. Mr. Wick joined one of the CMIA legacy firms or acquired business lines in 1987. Mr. Wick is Team Leader and Portfolio Manager for Technology. Mr. Wick began his investment career in 1987. Dr. Pramanick joined CMIA in 2012. Prior to joining CMIA as a Portfolio Analyst, Dr. Pramanick was a principal at Elemental Capital Partners focusing on global semiconductor devices, memory, capital equipment and disk drives. Prior to that, he was a semiconductor analyst at Seasons Capital Management. Mr. Pramanick began his investment career in 1993. Mr. Devgan joined CMIA in 2012. Prior to joining CMIA as a Portfolio Analyst, he was a Vice President at Morgan Stanley providing equity research on the semiconductor industry. Prior to his work at Morgan Stanley, he was a Senior Financial Business Analyst at Cisco Systems covering operations finance and worldwide sales finance. Mr. Devgan began his investment career in 1995. Mr. Patel joined CMIA in 2012. Prior to joining CMIA as a Portfolio Analyst, he was a managing director and senior internet analyst for Deutsche Bank Securities. Mr. Patel began his investment career in 1998. Mr. Boova joined one of the CMIA legacy firms or acquired business lines in 2000. Mr. Boova began his investment career in 1995. Mr. Patel joined CMIA in 2014. Prior to joining CMIA, Mr. Patel was Vice President at Bertram Capital covering technology and business services from 2010 to 2014. Mr. Patel began his investment career in 2001.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Filed under Rule 497(e)

Registration No. 033-52742

SunAmerica Series Trust

SA Columbia Technology Portfolio

(the “Portfolio”)

Supplement dated March 9, 2018, to the Portfolio’s Statement of Additional Information (“SAI”)

dated May 1, 2017, as supplemented and amended to date

In the table under the section entitled “PORTFOLIO MANAGERS – Other Accounts,” the information with respect to Columbia Management Investment Advisers, LLC (“Columbia”) is deleted in its entirety and replaced with the following:

		Other Accounts
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
Advisers/ Subadvisers	Portfolio Managers	No. of Accounts	Assets (in millions)	No. of Accounts	Total Assets (in millions)	No. of Accounts	Total Assets (in millions)

Columbia	Boova, Christopher	—	—	—	—	8	$4.50
	Devgan, Sanjay	3	$4,340	—	—	2	$0.38
	Patel, Jeetil	4	$4,580	—	—	5	$0.98
	Patel, Vimal*	—	—	—	—	6	$2.49
	Pramanick Shekhar	3	$4,340	—	—	5	$2.21
	Wick, Paul H.	4	$4,580	2	$486.49	4	$2.57

*As of: December 31, 2017

The section entitled “PORTFOLIO MANAGERS – Compensation – Columbia” is deleted in its entirety and replaced with the following:

Columbia.

Portfolio manager compensation is typically comprised of (i) a base salary and (ii) an annual cash bonus. The annual cash bonus, and in some instances the base salary, are paid from a team bonus pool that is based on fees and performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds.

The percentage of management fees on mutual funds and long-only institutional portfolios that fund the bonus pool is based on the short-term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe.

A fixed percentage of management fees on hedge funds and separately managed accounts that follow a hedge fund mandate fund the bonus pool.

The percentage of performance fees on hedge funds and separately managed accounts that follow a hedge fund mandate that fund the bonus pool is based on the absolute level of each hedge fund’s current year investment return.

For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.